UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	333-205455	333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone Number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

In connection with the issuance of Class A(2016-2) DiscoverSeries Notes (the “Class A(2016-2) Notes”), Mayer Brown LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated April 15, 2016, regarding the legality of the Class A(2016-2) Notes upon issuance and sale thereof on April 19, 2016; and (ii) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated April 15, 2016, as to certain federal tax matters concerning the Class A(2016-2) Notes. A copy of the opinion as to legality is filed as Exhibit 5.1 to this Current Report on Form 8-K, and a copy of the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

In connection with the issuance of Class A(2016-3) DiscoverSeries Notes (the “Class A(2016-3) Notes”), Mayer Brown LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated April 15, 2016, regarding the legality of the Class A(2016-3) Notes upon issuance and sale thereof on April 19, 2016; and (ii) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated April 15, 2016, as to certain federal tax matters concerning the Class A(2016-3) Notes. A copy of the opinion as to legality is filed as Exhibit 5.2 to this Current Report on Form 8-K, and a copy of the opinion as to certain tax matters is filed as Exhibit 8.2 to this Current Report on Form 8-K.

Item 9.01.	Exhibits

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2016-2) DiscoverSeries Notes

Exhibit 5.2	Opinion of Mayer Brown LLP as to the legality of the Class A(2016-3) DiscoverSeries Notes

Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2016-2) DiscoverSeries Notes

Exhibit 8.2	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2016-3) DiscoverSeries Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2016

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2016-2) DiscoverSeries Notes

Exhibit 5.2	Opinion of Mayer Brown LLP as to the legality of the Class A(2016-3) DiscoverSeries Notes

Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2016-2) DiscoverSeries Notes

Exhibit 8.2	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2016-3) DiscoverSeries Notes